Note 2 - Summary of significant accounting policies: Revenue recognition (Details) - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Details
Revenue, Performance Obligation, Description of Payment Terms	The payment terms usually include, but are not limited to, the following billing stages: 1) signing of the sales contract, approximately between 20% - 40% of the contract price, 2) before delivery 30% - 40%, 3) completion of the delivery or instalment, approximately between 10% - 30% of the contract price, and 4) completion of a warranty period, approximately within 10% of the contract price. The completion of a warranty period is only passage of time and would not make the Company probable to not able to bill the remaining approximately 10% of the contract price. The timing of receiving payments does not differ significantly from the payment terms specified in the contracts.
Contract with Customer, Liability, Revenue Recognized	$ 6,044,183	$ 3,804,266	$ 1,753,808